# FluoroPharma

Enabling Personalized Medicine
Through Precision Diagnostics.
(OTCQB:FPMI)

# Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding FluoroPharma's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for diagnostic imaging; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting FluoroPharma's business generally. These risks and uncertainties, and others, that relate to FluoroPharma's business and financial condition are detailed from time to time in FluoroPharma's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and FluoroPharma disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

FluoroPharma

**1 in 3**

Patients will die of heart disease


?

**Every 3 seconds**

A cardiac perfusion scan is performed



**3 Products**

Portfolio of compounds in heart disease



BFPET



CardioPET



VasoPET

| | |
|---|---|
| THE COMPANY | • Founded in 2003 in Boston with technology licensed from Massachusetts General Hospital |
| CORE EXPERTISE | • Next generation molecular imaging drugs for diagnostic testing |
| THREE ACTIVE CARDIAC IMAGING PROGRAMS FOR PET IMAGING | • BFPET → Cardiac blood flow<br>• CardioPET → Cardiac viability assessment<br>• VasoPET → Inflamed atherosclerotic plaque imaging |
| CLINICAL BENEFITS | • Expand the assessment of myocardial health<br>• Higher diagnostic accuracy<br>• Alternative to invasive procedures |
| PATIENT MANAGEMENT | • Evaluate cardiac disease at the cellular and molecular level |



## KEY FACTS – US AND WW

WHO: "Neglected Global Epidemic"

- 16.7M deaths WW: 1/3 of all deaths, 78% from low / middle income countries.
- 1/3 of deaths in China, ½ in Europe
- 2.4M deaths US: top cause (38.5%)

## KEY UNMET NEEDS

- CAD: Get closer to the disease source – Early detection & appropriate treatment selection
- AMI: Identify vulnerable patients - Speed of treatment: revascularization in 90-min or less


Blood Chemistry
High Blood Pressure
Coronary Artery Disease (CAD)
Stable Angina
Acute Myocardial Infarction (MI)
Malignant Arrhythmias (SCD)
Congestive Heart Failure (CHF)
Congenital Heart Disease
Death

# Patients With Known or Suspected CAD: Decision Tree


Stress Imaging ± Viability Imaging
• Stress induced ischemia
• Hibernation
• LV function
More aggressive
Less aggressive
Revascularization, CABG
Risk Factor Modification, Medical Therapy

Adapted from Bax JJ et al. *Heart*. 2004;90(Suppl V):v26-v33.

# Molecular Imaging Allows 3D Visualization of the Heart

FluoroPharma



© Patrick J. Lynch, 2006

# Molecular Imaging Allows 3D Imaging and Motion


Image size: 1558 x 912
View size: 750 x 695
Mid HLA
Mid VLA
Wall Thickening
Perfusion
Zoom: 76% Angle: 0°
Im: 1/16
Uncompressed
NOT FOR MEDICAL USAGE
3/8/13 11:38:03 AM
Made in OsiriX

# FluoroPharma Medical Inc. Development Portfolio

FluoroPharma

## BFPET (18-F TPP)

*Potential to become the new "standard" for measuring cardiovascular blood flow*

- **12 million potential patients**
- For use in combination with stress-testing in patients with presumptive chronic CAD
- To replace SPECT in institutions with PET capability

- Phase 1 (US)
- Phase 2 (US)
- U.S. patent through 2025

**Perfusion images**



## CardioPET (18-F FCPHA)

*For diagnosis of acute and chronic CAD*

- **17 million potential patients**
- Detects regions of fatty acid uptake for metabolism
- Modified fatty acid (MFA) designed to optimize imaging
- Similar compound to I-123-BMIPP used clinically in Japan

- Phase 1 (US)
- Phase 2 (Europe)
- U.S. patent through 2025

**3D Images from CAD subject**



## VasoPET (18-F AP4A)

*For targeted detection of inflammatory plaques*

- **56 million potential patients**
- Avidly taken up by inflammatory cells and rapidly dividing cells
- No uptake in stable plaque, which is relatively acellular
- Other modalities (CT, MRI) cannot differentiate inflamed from stable plaques
- Pre-IND
- U.S. patent through 2016 (alternatives being evaluated)

**Images from rabbit**


Normal
Experi-mentals

# Coronary Artery Disease Treatment Flow Model

Fluoro Pharma



Origination
Undiagnosed CAD Patient
~20 MM
• Symptoms include : Chest pain, shortness of breadth, heart attack.
General / Family / Other Physician Type
Internist/ General Cardiologist
Pretest probability of CAD
Evaluation
Low Pretest Probability (<25%)
Intermediate Pretest Probability (25-75%)
High Pretest Probability (>75%)
Nuclear Cardiologist
Nuclear Medicine
Cardiac Interventionist
Therapy Choice
Consider Exercise EKG
Stress Ultrasound
Myocardial Perfusion Imaging
Obese
Non Obese
Unable to Exercise
Able to Exercise
PET
Pharmacologic Stress SPECT/ PET
Exercise Stress SPECT/ PET
Normal Scan
Mild Reversible Defect
High-Risk Scan
Non-cardiac Evaluation and Prevention Strategies
Medical Therapy and Follow-up Imaging
Invasive Strategy (revascularization)
• Non Hospital
• Hospital Outpatient
• Hospital Inpatient

www.FluoroPharma.com

Source: www.cdc.gov. Accessed November, 2011. Source: The Myocardial Perfusion Study Market Guide, Jul - Dec 2008 & Jan - Jun 2009, USA. Produced by AMR Inc., Malvern PA.

# BFPET Should Provide Superior Performance in Both PPV and NPV:

Fluoro Pharma

**As shown below, BFPET images have higher resolution than market-standard SPECT on a qualitative basis.**

| Tc-99m Sestamibi Standard of Care | | BFPET |
|---|---|---|
| On SPECT this patient appeared to have a defect... | | ...while BFPET clearly showed that this patient's myocardium was actually healthy. |



Stress

Rest


L
R
L
R

***BFPET's extremely high resolution with PET allows the cardiologist to differentiate among ischemic, infarcted, and healthy myocardium***

Source: Results of investigator-sponsored trial at PLA 301 Hospital in Beijing, China.

# BFPET Clinical Use

Fluoro Pharma

### MYOCARDIAL PERFUSION IMAGING
- Evaluate patients with known or suspected CAD
- Evaluate CAD in patients that can tolerate exercise as well as pharmacologic stress

### CURRENT DIAGNOSTIC TEST
- Perfusion imaging with SPECT tracers (e.g. MIBI, tetrofosmin, Tl-201) or PET (Rb-82)

### CLINICAL NEED
- >12 million diagnostic perfusion examinations at $1,400 performed annually in the U.S.
- SPECT imaging has ~75% diagnostic accuracy
- 10% of "normal" SPECT patients were found to be "abnormal" on PET*
- Rb-82 has some advantages, but a limited global footprint and high initial costs

*"40-50% of perfusion scans should be done with PET based on pretest conditions"* → *Greatest medical needs are for patients who are young, female or overweight*

Source: Frost & Sullivan 2008
* SNM 2010 annual meeting highlights

## BFPET Images Heart Disease at Higher Resolution

FluoroPharma

BFPET's extremely high resolution allows the cardiologist to differentiate among ischemic, infarcted, and healthy myocardium. As shown below, BFPET images have higher resolution than market-standard sestamibi on a qualitative basis.

| Tc-99m Sestamibi Standard of Care | | BFPET |
|---|---|---|
| On SPECT this patient appeared to have a defect... | Stress / Rest | ...while BFPET clearly showed that this patient's myocardium was actually healthy. |




L
R
L
R

Source: Results of investigator-sponsored trial at PLA 301 Hospital in Beijing, China.

# BFPET Phase 1 Study

Source: Investigator Initiated Trial; PLA 301, Beijing, China. Images courtesy of Dr. Tien



# The BFPET Opportunity: United States

Fluoro Pharma

| Assumptions | | |
|---|---|---|
| Market | Procedures | Est. PET Market Size |
| Myocardial perfusion imaging | 12 million | 5.0 million |




Projected BFPET Scans
MILLIONS
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Year 1
Year 3
Year 5


Projected BFPET Revenue
$ BILLIONS
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Year 1
Year 3
Year 5

Source: Black Swan Analysis, Fluoropharma Market Model Jan 2015

# Cost Effectiveness Will Drive Referrals and Reimbursement to Cardiac PET

Fluoro Pharma

**Drivers and Benefits:**

**A** Expansion of clinical indications/clinical needs
- Lower radiation dose
- Improved diagnostic accuracy
- Improved patient outcomes

**B** Continued advancements in scanner technology
- Fusion of anatomical and functional studies
- Superior image quality
- Improved quantification possible

**C** Faster Throughput
- More efficient utilization of the laboratory and equipment
- Higher reimbursement
- Lower overall downstream medical costs

**D** Enables the "personalized approach" for patients...the best test to achieve diagnostic significance
- Continued expansion of the body of clinical evidence
- Broader and advanced assessments are possible
- Better patient access

Gary V. Heller, MD, PhD[a,b]

Journal of Nuclear Cardiology
January/February 2012

Incorporating positron emission tomography (PET) imaging or PET/computed tomographic (PET/CT) imaging into a clinical cardiology practice provides opportunities to better assess patients as well as to expand the services offered by the practice. Clinical evidence continues to accrue, demonstrating the superior quality, the breadth of assessments possible, the diagnostic certainty and accuracy, and the lower patient radiation exposure of PET versus single-photon emission computerized tomography (SPECT) myocardial perfusion imaging (MPI). PET imaging is more accessible to non-hospital imaging centers than ever before because of the availability of radiopharmaceuticals that can be generated on-site or delivered in unit doses from regional cyclotrons, and camera systems of lower cost than previously available. In this manuscript, we offer guidance on the many factors a practice must address before replacing an aging SPECT camera or adding new PET or PET/CT imaging capabilities. Key among these are defining the PET and CT procedures the practice members wish to perform, learning the equipment and radiotracers required to perform those procedures, determining whether their facility has sufficient physical space and shielding to accommodate the dedicated PET or PET/CT instrumentation, and addressing issues related to the practice's referral base, competition, cost-of-entry, reimbursement, and return on investment.

Key Words: PET imaging • SPECT • Myocardial perfusion imaging: PET

**Improved Patient Management - SPECT vs.PET**

PET enables less downstream catheterizations & revascularizations


Percent
SPECT
PET
35
30
25
20
15
10
5
0
Catherization
Revascularization

Source: Merhige et al. JNM 2007; 48:1068

# Physicians across the US and EU have expressed a very strong willingness to utilize BFPET once it is approved

Fluoro Pharma

**In blinded research, the product profile for BFPET gained very positive responses from specialists where indicated a willing to increase estimates use after more comfort.**

*Q. What is your **reaction to the product information** you have read?*



Number of Respondents
30
20
10
0
28
0
2
Positive
Negative
Neutral

*Q. If available, **how likely would you be to use BFPET** to assess myocardial perfusion?*



Number of Respondents
15
10
5
0
US
EU
1
1
4
6
4
8
5
1
Not at all likely
Somewhat likely
Likely
Very likely
Extremely likely

**Key Takeaways From Cardiologist and Nuclear Medicine Specialist Responses**

- Surveyed cardiologists and nuclear medicine specialists had an overwhelmingly positive reaction to the BFPET profile.
- If BFPET were available, respondents would on average use it on 40% of newly presented IHD patients.
  - ✓ Two clinicians indicated they would use BFPET for 100% of newly presented IHD patients.
- The availability of PET is not a barrier, as the majority of respondents will have access to PET within three years.
- Cardiologists indicated that image accuracy with false positives is a key disadvantage of SPECT.
- Respondents expressed that multiple opportunities for use of BFPET would be available through the patient treatment flow.
- Respondents reacted positively to using BFPET to stratify risk in patients with an FRS of greater than 20% to identify early IHD.
- Nearly 90% of respondents currently using $^{82}$Rb indicated they would be likely to switch from $^{82}$Rb to BFPET.

Note: IHD = ischemic heart disease; FRS = Framingham risk score

Source: Blinded survey of 30 cardiologists and nuclear medicine specialists in the US, Germany, France, and the UK. Conducted by Black Swan Analysis. January 2013.

# Fatty Acid Metabolism is at the Intersection of Diabetes and Heart Failure:



Diabetes and obesity
Heart failure
↑ FA delivery
Impaired FA oxidation
Intramyocardial lipid overload
↑ PPARα activity
↑ MHC-β
↑ TNF-α
Contractile dysfunction
Cardiac remodeling
© Current Medicine Group



GLOCUOSE
CARE
BLEED
HEALTHCARE
HYPOGLYCEMIA
DIABETES
MELLITUS
INSULIN
HOSPITAL
TREATMENT



Diastolic dysfunction
Systolic dysfunction
Abnormal vasodilation
Endothelial dysfunction

## Heart Failure is Reaching Epidemic Proportions:

Fluoro Pharma

- ~70% of HF is driven by ***ischemic heart disease***
- The average life expectancy after HF diagnosis is ***8 years, 50% die within 5***
- HF prevalence is expected ***to increase 46%*** from 2012 to 2030
- There are ***825,000 new cases*** of HF annually in the US alone
- Total cost in 2012 was ***$30.7 billion***; 68% of which are direct medical costs (hospitalization, meds, etc)
- Hospitalization rates are increasing in ***patients under 65 years of age***



$ billion
HF Cost, US
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
127%
2012
2030
HF Cost

Figure 3. Percent change in congestive heart failure hospitalization rates, by sex and age: United States, 2000 to 2010



Females
Males
30
20
10
0
-10
-20
-30
-40
-50
Percent change
8
†21
†-44
-24
†-27
-5
†-17
7
Under 65
65–74
75–84
85 and over
Age in years

† Change from 2000 to 2010 was statistically significant at the 0.05 level using a weighted least squares regression method to measure linear trends over time. Data for every year were included in this test.
SOURCE: CDC/NCHS, National Hospital Discharge Survey, 2000–2010.

# FCPHA (CardioPET) Results

Fluoro Pharma



18F
O
OH
5
3

Fatty acid analog that detects regions of metabolic insufficiency

**PHASE I TRIAL COMPLETED**
(15 NHV and 6 CAD patients)

- CardioPET promising safety with no AEs detected
- Clinical findings consistent with MPI SPECT
- Quality of CardioPET images visually superior to MPI SPECT



Normal Subject
CAD Subject
Infarcted region of the heart

15 minute scan identifies infarcted tissue and peri-infarct ischemia in a patient with previous MI

**PHASE II TRIAL: ENROLLMENT COMPLETED**

- Initial results well tolerated, safely administered*
- Rapid clearance allows initiation of imaging as soon as 3 minutes post-injection*



* SNMMI 2014 Mid-Winter Meeting , Palm Springs CA
Final analysis ongoing

# Phase II CardioPET Data is Starting to Be Presented

Fluoro Pharma

## SAFETY, IMAGE QUALITY AND OPTIMAL TIMING FOR MYOCARDIAL IMAGING USING THE F-18 FATTY ACID ANALOG CARDIOPET IN KNOWN OR SUSPECTED CAD PATIENTS

F. Demeure, M. Cerqueira, D. Vancraeynest, A. Pasquet, M. Hesse, S. Walrand, F-X Hanin, J-L. Vanoverschelde, V. Roelants

SNMMI
SAINT-LUC UCL BRUXELLES

## CardioPET PHASE II STUDY

### Results: image quality/optimal timing

- Excellent quality images were obtained at all time points starting from 3 minutes p.i. using reformatted 3-5 minutes images
- Blood pool activity declined during the initial 1-3 minutes and was absent in all patients 5 minutes p.i.
- Liver activity was present in all patients up to 60 minutes p.i. but sufficiently distant from the heart so that all segments could be assessed in all but one patient where the inferior wall had minor overlap


60 – 120 secs
120 – 180 secs

## CardioPET PHASE II STUDY

### Results: image quality/optimal timing

- By qualitative visual analysis, initial small apical/anterior/septal defect becomes more pronounced over time suggesting dynamic time dependent changes in fatty acid retention.


5 – 10 min
15 – 20 min
35 – 40 min
67
67
67
71
71
71

## CardioPET PHASE II STUDY

### Conclusions

- F-18-FCPHA was well tolerated and can be safely administered for PET imaging
- Early and rapid blood pool clearance of F-18-FCPHA together with excellent quality images allow optimal imaging using a 3-5-minute PET acquisition time starting as soon as 3 minutes p.i.

UZ LEUVEN

KATHOLIEKE UNIVERSITEIT LEUVEN

# Quantification of myocardial perfusion in humans by PET/CT and the fatty acid analogue $^{18}$F-FCPHA: a feasibility study

O. Gheysens [1], A. Postnov [1], J. Nuyts [1], K. Van Laere [1], S. Janssens [2], M. Cerqueira [3]

[1] Department of Nuclear Medicine & Molecular Imaging, University Hospital Leuven, Belgium

[2] Department of Cardiology, University Hospital Leuven, Belgium

[3] Department of Nuclear Medicine, Cleveland Clinic, Cleveland, Ohio, USA

**Objective:** The $^{18}$F-labeled fatty acid, *trans*-9(*RS*)-$^{18}$F-fluoro-3,4(*RS,RS*) methyleneheptadecanoic acid ($^{18}$F-FCPHA / CardioPET) has completed a Phase I clinical trial evaluating its safety, biodistribution and dosimetry. $^{18}$F-FCPHA is currently undergoing Phase II evaluation in patients with known or suspected coronary artery disease (CAD). This tracer may be an imaging agent for myocardial perfusion, hence a sensitive marker to identify myocardial ischemia using PET-CT. In this study, we assessed the feasibility and kinetic modeling of $^{18}$F-FCPHA as a perfusion agent.


PET 2-5 minutes
PET 5-10 minutes
PET 10-15 minutes
PET 35-40 minutes
PET 50-60 minutes
SPECT stress-rest

Representative $^{18}$F-FCPHA and $^{99m}$Tc-MIBI short axis, horizontal and vertical long axis images of a patient with suspected coronary artery. A 60 minute dynamic list mode PET-CT was acquired after injection of 270.4 MBq $^{18}$F-FCPHA during dipyridamole stress and different static images were reconstructed. The right panel shows the corresponding stress-rest MPI scan.

# SNMMI Poster on CardioPET Quantitation (2/2)


Model
$C_P(t)$
$K_1$
Myo
$k_2$

One compartment two parameter model used for this study


Activity
Time (Sec)
01-001 (Stress)
01-006 (Rest)
01-002 (Stress)
01-004 (Stress)
01-005 (Rest)

Input functions of individual subjects



Individual global myocardial time activity curves

Static $^{18}$F-FCPHA images from 2-8 minutes were compared with corresponding $^{99m}$Tc-MIBI SPECT images. Stress $^{18}$F-FCPHA images visually revealed perfusion defects in the same areas as SPECT images and time activity curves of normal and pathological areas were compared on a segmental basis. A marked difference could be observed between normal and abnormal segments, both visually and quantitatively


Defect segment
Normal segment

Myocardial time activity curves per segment based on 17 AHA model of a representative patient.


Flow Rates
Flow ($K_1$, mL/g/min)
Normal
Defect
STRESS
REST

Comparison of perfusion based on 1C2P model in normal and abnormal segments during stress versus rest

**Conclusions:** This preliminary evaluation suggests that relative and quantitative perfusion measurements may be possible with $^{18}$F-FCPHA.

LEUVEN

# Preliminary Imaging Performance:
# PET vs. SPECT

Fluoro Pharma

IMAGES THAT TEACH

## A new F-18 labeled PET tracer for fatty acid imaging

Fabian Demeure, MD,[a,b] Manuel D. Cerqueira, MD,[c] Michel Hesse, PhD,[d] David Vancraeynest, MD, PhD,[a,b] and Véronique Roelants, MD, PhD[d,e]

[a] Pôle de Recherche Cardiovasculaire, Institut de Recherche Expérimentale et Clinique, Universite catholique de Louvain, Brussels, Belgium
[b] Division of Cardiology, Cliniques Universitaires Saint-Luc, Brussels, Belgium
[c] Department of Nuclear Medicine, Imaging Institute, Cleveland Clinic, Cleveland Clinic Lerner College of Medicine of Case Western Reserve University, Cleveland, OH
[d] Nuclear Medicine Department, Cliniques Universitaires Saint-Luc, Brussels, Belgium
[e] Pôle d'Imagerie moléculaire, Radiothérapie et Oncologie, Institut de Recherche Expérimentale et Clinique, Université catholique de Louvain, Brussels, Belgium

- *CardioPET images revealed alterations of fatty acid uptake in regions without abnormalities on Tc-99m sestamibi SPECT*
- *Fatty acid uptake and retention may be better understood using the quantitative capabilities of PET*

**Slice by slice comparison of perfusion SPECT and CardioPET images**


Stress SPECT
CardioPET
Rest SPECT
Stress SPECT
CardioPET
Rest SPECT

## Coronary angiography


LAD
LCX
LAD
RCA

The extent of the coronary disease was better identified by the CardioPET than by the Tc-99m-Sestamibi perfusion SPECT

Demeure et al, J Nucl Cardiol 2014: doi:10.1007/s12350-014-0012-4

## DIAGNOSIS OF CAD AT REST

*Evaluate CAD in patients that cannot exercise*

## CARDIAC VIABILITY ASSESSMENT

*Identify patients that may benefit from PCI or revascularization and guide intervention*

## CURRENT TREATMENT

*Invasive coronary angiography and PCI*

## CLINICAL NEED

- 1.3 million diagnostic angiography procedure at $26,000 and 1.3 million PCI procedures at $48,000 performed annually in the U.S. (AHA data)
- COURAGE trial (2,300 subjects) showed that 30-40% of catheterization and PCI procedures are unnecessary*
- Opportunity to reduce more than $25 billion in cost incurred for unnecessary procedures

*"PET could decrease the use of angiograms and intervention by more than 50% if used as the first-line test with patients" ***

* New England Journal of Medicine

** Cardiac PET Could Reduce Use of Angiograms and Bypass Surgery and Cut Costs" SNM 2005

# CardioPET may provide a critical direction in a diagnosis of exclusion

Fluoro Pharma

**Physicians indicate they would employ CardioPET when a patient presents with an equivocal ACS—typically, when the patient has a "strong story" of chest pain and shortness of breath but shows up as negative on initial tests.**



Patient Presents to ED With Symptoms Suggestive of ACS
~6.4M
ED Conducts Diagnostic Tests—Patient History, Chest X-Ray, ECG, Biomarkers (Enzymes)
Non-Cardiac Diagnosis
Chronic Stable Angina
Equivocal ACS
Admit to hospital or send home?
Definite ACS
Admit to hospital
~1.6M (25%)
~3.8M 60%
~1.0M 15%

*The "do we admit or send the patient home" question is a decision that ED physicians and consulting cardiologists face 3.8 million times every year.*

Source: Emergency Department (ED) Visits for Chest Pain and Abdominal Pain: United States, 1999 -2008. NCHS Data Brief; No. 43; September 2010. http://www.cyberounds.com/cmecontent/art311.html?pf=yes.

# The CardioPET Opportunity: United States

FluoroPharma

| Commercial Assumptions | | |
|---|---|---|
| Market | Procedures | Est. PET Market Procedures |
| CAD diagnosis at rest | 3.8 million | .380 million |
| Cardiac viability assessment | 1.6 million | 0.5 million |
| Myocardial perfusion imaging | 12 million | 0.6 million |



5 – 10 min
15 – 20 min
35 – 40 min
67
67
67
71
71
71

*Courtesy of Fabian Demeure, UCL, Belgium*

## Projected CardioPET Scans



Thousands
800
700
600
500
400
300
200
100
0
Year 1
Year 3
Year 5

## Projected CardioPET Revenue



Millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Year 1
Year 3
Year 5

Source: Campbell Alliance Analysis, Fluoropharma Market Model Jan 2015

# CardioPET 18-F FCPHA)
## PET/CT Fusion on Modern Scanners Provide Anatomy and Function



Transverse
MPR
Coronal
MPR
Sagittal
MPR
Transverse
MPR
R76 dynamic (AC)
Perfusion
Anterior
Apex
Inferior

# Why PET, and Why Now:
## Distribution, infrastructure and increasing installed base

Fluoro Pharma

| | |
|---|---|
| Paradigm shift to better medicine | • New care models are driving cost efficiency and outcomes improvement<br>• PET has a significantly higher rate of specificity and sensitivity than SPECT<br>• Provides a more accurate diagnosis for patients, potentially reducing unnecessary downstream procedures |
| Distribution & Infrastructure & Install Base | • PET radioisotopes available for national distribution on a reliable and timely basis<br>• As-needed fluorine-based agents can be shipped to all PET capable centers in the US and key metropolitan centers in the EU<br>• Installed base of PET scanning capability is increasing globally |
| Reimbursement | • Myocardial perfusion imaging with Rb-82 is approved as a first line test in symptomatic patients<br>• Historical reimbursement differential between PET and SPECT procedures |
| Lower radiation exposure | • PET-only imaging, utilizing Rb-82, has a lower radiation burden to the patient compared to competing SPECT technologies |
| Quantitative imaging | • Coronary Flow Reserve (CFR) software is a clear differentiator to PET from SPECT allowing for more efficient revascularization decision making<br>• Less attenuation enhances precision in both CT and non-CT cardiac imaging |

# Substantial Installed Base in the US
## ~2800 Scanners Operating at ~40% Capacity

Fluoro Pharma

Cardiac stress tests are already performed more than 60% of the time at centers with PET machines.
The PET machines are currently imaging oncology patients for 95% of their workload

Distribution of PET Machines in US Hospitals, 2010[1]



AK 1
HI 1
WA 18
OR 11
CA 77
NV 3
ID 6
MT 7
WY 1
UT 6
AZ 13
CO 14
NM 5
ND 7
SD 5
NE 18
KS 16
OK 15
TX 51
MN 20
IA 36
MO 44
AR 14
LA 12
WI 57
IL 71
MS 16
MI 45
IN 43
KY 27
TN 25
AL 17
OH 67
GA 37
FL 55
SC 13
NC 37
VA 35
WV 20
PA 78
NY 45
VT 4
NH 12
ME 9
MA 33
RI 5
CT 24
NJ 28
DE 3
DC 6
MD 15
Legend
>60
41-60
21-40
6-20
<5

Sources: [1]Buck, Andreas et al. Economic Evaluation of PET and PET/CT in Oncology: Evidence and Methodologic Approaches *J. Nucl. Med. Technol.* March 2010 38:6-17. [2]American Hospital Directory. Accessed June 18, 2013. Stress tests identified by claims for CPT codes 78452, 93015, 93016, 93017, 93320, 93325, and 93350, and these numbers were scaled up by 1.8X from the Medicare numbers to account for non-Medicare

# Production of Finished Material: The US Has an Established Cyclotron Distribution Network

FluoroPharma

**Approximately 100 FDG production sites (Cardinal Health, IBA, PETNET) will allow FluoroPharma to provide a high level of customer service, enabling product delivery within two to three hours to 85% of PET institutions nationwide.**



IBA Molecular
PETNET
Cardinal Health Cyclotron
Cyclotron Management Agreement
Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
Pennsylvania
New York
Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Washington D.C.
Delaware
Maryland
Alaska
Hawaii

Source: Company websites. http://cmicenters.com/nps/content/nucpharm/unitdose/index.asp . Accessed June 2013

www.FluoroPharma.com

# Experienced Management Team and Advisors



**Thijs Spoor** President, CEO

- Healthcare executive with >15 years medical industry experience
- Former securities analyst at J.P. Morgan and Credit Suisse covering medical devices and biotechnology
- Led the nuclear cardiology portfolio and PET new product opportunity portfolio at GE Healthcare
- Degrees in nuclear pharmacy (Toronto) and finance (Columbia)



**Boyan Goumnerov, MD** COO, VP Clinical trials

- Healthcare executive with experience in cardiovascular disease start-up companies
- Extensive research experience at Massachusetts General Hospital and Shriners Burn Hospital for Children
- Medical degree (Sofia, Bulgaria)



**Ed Lyons Jr.** VP Marketing

- Healthcare executive with >25 years nuclear cardiology experience
- Led the nuclear cardiology portfolio at GE Healthcare
- Led sales, marketing and medical affairs at DuPont Pharma Bristol-Myers Squibb and GE Healthcare

**H. William Strauss, MD**
- Pioneer of Nuclear Medicine; Attending Physician Emeritus of Molecular Imaging at Memorial Sloan Kettering Cancer Center, New York NY

**Daniel Berman, MD**
- Director of Cardiac Imaging and Director, Nuclear Cardiology at Cedars-Sinai Heart Center, UCLA School of Medicine

**Peter Conti, MD, PhD**
- Professor of Clinical Radiology and Director of the PET Center at the University of Southern California Medical Center, Former President of the Society of Nuclear Medicine

**Elazer Edelman, MD, PhD**
- Thomas D. and Virginia W. Cabot Professor of Health Sciences and Technology at MIT, Professor of Medicine at Harvard Medical School, and a coronary care unit cardiologist at the Brigham and Women's Hospital in Boston

**Heinrich Schelbert, MD**
- Professor of Molecular & Medical Pharmacology, UCLA School of Medicine

## Investment Highlights

Fluoro Pharma

### Radiopharmaceutical company with two next generation cardiovascular perfusion imaging agents in Phase 2

- Short Study Timelines/regulatory pathway
- Available data already demonstrates better imaging characteristics than traditional SPECT
- Established reimbursement and manufacturing and distribution infrastructure in place

### Technology will capitalize on market conversion to PET for the diagnosis of CAD and the advantages of PET versus SPECT

- Higher resolution images translates higher diagnostic accuracy
- Better health economic outcomes - fewer patients referred for invasive and expensive angiography
- Less patient radiation exposure

### Large market opportunity

- BFPET $8.0 Billion market opportunity in perfusion imaging (Global; year 5)
- CardioPET $1.3 Billion market opportunity in viability, ischemic memory (US; year 5)

### Intellectual property in place to protect proprietary innovations around the world

### Experienced management and world-class advisors

### Near-term milestones

- BFPET Phase 2 trial initiation
- CardioPET Phase 2: Final analysis underway from trial recently completed enrollment

FluoroPharma

Enabling Personalized Medicine
Through Precision Diagnostics.
(OTCQB:FPMI)